 Third Quarter 2019Earnings Presentation                                    November 2019  Exhibit 99.2

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current view with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. All of these forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. While we believe these expectations, assumptions, estimates, judgments and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the Securities and Exchange Commission and our prospectus supplement, dated September 11, 2019, files pursuant to Rule 424(b)(4). All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2019 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this presentation speaks only as of the date of this presentation. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise except as required by law.This presentation includes certain non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA growth, Adjusted EBITDA margin and Adjusted Earnings per Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 14 and 15 of this presentation for a reconciliation of Net Income to Adjusted Net income and Adjusted EBITDA, and Net income per share to Adjusted Earnings per Share. Adjusted Net Income is defined as net income adjusted to add back certain charges and expenses, such as transaction costs, non-cash amortization resulting from push-down accounting, and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Adjusted EBITDA is defined as net income before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.  Safe Harbor Statement / Non-GAAP Financial Measures

2019 Strategic Priorities and Business Updates

- Priority #1 remains driving core growth initiatives
  - Long runway ahead in brick & mortar
  - Core expansion in both growth and stronghold states
  - Continued growth opportunity in secondary and tertiary Latin American markets
- Expanding our breadth and depth of service
  - Africa and Canada businesses performing within expectations
  - White label processing live with two partners
- Key additions to management and board
  - Hired Joseph Aguilar as Chief Operating Officer, effective September 23, 2019
  - Appointed Chris Lofgren to Board of Directors, effective October 7, 2019

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intermex INTERNATIONAL MONEY EXPRESS

 Revenue growth of 17.7% year-over-year  Adjusted EBITDA(1) growth of 22.4% year-over-year  Intermex continues to aggregate share in Mexico / Guatemala  Growth initiatives across new products and markets  Revenue  Adj. EBITDA  Market Share  Expansion  Net income of $4.0 million versus ($13.4) million loss in Q3 2018Adj. Net income of $9.5 million versus $1.3 million in Q3 2018  Net Income  Adjusted Net Income and Adjusted EBITDA reflect add-backs for one-time, non-recurring items. Please see pages 14 and 15 for detail on those adjustments and a reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA  Review of Key Performance Indicators

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 15 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  19%   21%  18%   22%

     2014  2018  3Q19    14.0%  24.0%(3)  25.7%(3)  All Others  86.0%  76.0%  74.3%      2014  2018  3Q19    7.9%  17.4%(3)  18.2%(3)  All Others  92.1%  82.6%  81.8%  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  Total Market Size:~$90 Billion (1)  LAC Countries - 2018      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2018). Reflects estimated LAC market size as of April 2019.Management estimated market share of remittances as of 2018.Source: Banco de Guatemala, Banco de Mexico and World Bank 2018.    Country  Size(US$B)1  Region  MEX   35.7   40%  GUA   9.6   11%  DOM   6.8   8%  COL   6.4   7%  ELS   5.5   6%  HON   4.7   5%  PRU   3.2   4%  ECU   3.1   3%  HAI   3.0   3%  BRA   2.9   3%  JAM   2.5   3%  NIC   1.5   2%  BOL   1.3   1%  OTHER   3.6   4%  Favorable, Fragmented Competitive Landscape

Market Share and Percent Of Industry Growth Tier I Countries (YTD)

Mexico Remittance Volume[1] ($MM)



7.9%
9.7%
12.1%
14.9%
17.4%
18.0%
$1,546
$1,208
$2,188
$3,123
$3,079
$2,349
80%
20%
57%
43%
61%
39%
62%
38%
59%
41%
73%
27%
2014
2015
2016
2017
2018
YTD 2019

Guatemala Remittance Volume[1] ($MM)



14.0%
15.4%
18.8%
21.6%
24.0%
25.5%
$397
$671
$792
$934
$992
$832
67%
33%
74%
26%
57%
43%
59%
41%
58%
42%
63%
37%
2014
2015
2016
2017
2018
YTD 2019

Intermex Volume Growth | All Others Volume Growth | Intermex Market Share

- Intermex outperforms market growth in its core markets of Mexico and Guatemala.
- A consistent and large portion of the growth in the Mexico market is captured by Intermex.

(1) Source: Banco de Guatemala and Banco de Mexico – US originating Volume

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Market Share and Percent Of Industry Growth Tier II Countries (YTD)

El Salvador Remittance Volume[1] ($MM)



10.9%
9.6%
8.1%
6.4%
5.2%
4.2%
$407
$403
$282
$173
$103
$109
89%
11%
55%
45%
77%
23%
75%
25%
73%
27%
38%
62%
2014
2015
2016
2017
2018
YTD 2019

Honduras Remittance Volume[1] ($MM)



15.2%
12.4%
9.3%
7.0%
5.5%
4.8%
$325
$252
$195
$444
$403
$383
93%
7%
86%
14%
67%
33%
73%
27%
55%
45%
60%
40%
2014
2015
2016
2017
2018
YTD 2019

Intermex Volume Growth All Others Volume Growth Intermex Market Share

- Intermex increases market share both to El Salvador and Honduras with continued strong growth amidst low market growth
- Intermex maintains 19.6% growth to El Salvador versus an overall market growth of 3.0%
- Intermex continues strong growth to Honduras of 40.0% versus the market growth of 12.1%

(1) Source: Banco Central de El Salvador and Banco Central de Honduras – US originating Volume

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intermex INTERNATIONAL MONEY EXPRESS

Third Quarter 2019 Performance Highlights

- Generated impressive year-over-year growth of key metrics:
  - 17.7% revenue growth
  - 22.4% Adjusted EBITDA growth(1)
  - 20.6% growth in remittance volume
  - Adjusted net income of $9.5 million or $0.25 adjusted earnings per share(1)
  - Net income of $4.0 million vs. ($13.4) million loss in Q3 2018
- Adjusted EBITDA margin expanded 75bps year-over-year to 19.3%(1)
- Year-to-date as of September 30, Intermex captured 27% of the total growth in US to Mexico remittance volume and 37% of the total growth in US to Guatemala remittance volume(2)
- Completed Secondary Offering of 6M shares to increase total shares in float by 34%
- Settled a pending TCPA litigation for a one-time expense of $3.25 million

(1) Adjusted Net Income and Adjusted EBITDA reflect add-backs for one-time, non-recurring items. Please see pages 14 and 15 for detail on those adjustments and a reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA
(2) Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

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A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.   $315-$325 million Revenue  $56-$58 million Adjusted EBITDA(1)  Updating 2019 Financial Guidance

 Appendix

 Consolidated Balance Sheets

 Consolidated Statements of Operations

     Net Income (Loss) to Adj. Net Income Reconciliation

     Net Income (Loss) to Adj. EBITDA Reconciliation